SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K
                                    --------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date  of  report   (Date  of  earliest   event   reported):   November  8,  2002
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                               Celsion Corporation
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               (Exact Name of Registrant as Specified in Charter)

             Delaware                 000-14242               52-1256615
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(State or Other Jurisdiction        (Commission             (IRS Employer
      of Incorporation)             File Number)          Identification No.)



10220-I Old Columbia Road, Columbia, Maryland                        21046-1705
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(Address of principal executive office)                              (Zip Code)


Registrant's telephone number, including area code:  (410) 290-5390
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events

On November 11, the Company issued a press release reporting that, at a Special Meeting held on November 8, 2002, its stockholders approved an amendment to the Company's charter increasing the number of authorized shares of common stock from 150 million to 200 million. A copy of the press release is attached as
Exhibit 99.1 to this Report on Form 8-K.



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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     CELSION CORPORATION



Date:  November 11, 2002             By: /s/ Anthony P. Deasey
                                        ---------------------------------------
                                             Anthony P. Deasey
                                             Executive Vice President - Finance
                                               and Administration and
                                               Chief Financial Officer


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                                  EXHIBIT INDEX
                                  -------------

Exhibit           Description

99.1              Press Release dated November 11, 2002.









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